UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Thursday, October 30, 2025

Dear Stockholder of Paramount Gold Nevada Corp.:

I am pleased to invite you to attend the 2025 Annual General Meeting of the Stockholders of Paramount Gold Nevada Corp., to be held on Thursday, December 11, 2025, at 11:00 AM eastern standard time. We have determined that it is in the best interest of our stockholders, our Board of Directors, and our employees to conduct our Annual General Meeting online at https://meetnow.global/M7YC66P with no meeting password required. Stockholders will require their control number to enter the meeting. You will not be able to attend the annual meeting in person.

At the virtual meeting, we will update you on the progress we are making at our projects, the Grassy Mountain Gold Project and the Sleeper Gold Project, and our outlook for the business in 2026. Following that discussion and after addressing any questions you may have, we will cover the business matters outlined in the accompanying Notice of Annual Meeting and Proxy Statement.

We are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our 2025 Annual Report to Stockholders and our Proxy Statement at www.edocumentview.com/PZG. On Thursday, October 30, 2025, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.

You may vote your shares by regular mail or online via webcast at the virtual Annual Meeting. The Annual Meeting is being held so that stockholders may consider the election of directors, the ratification of the appointment of Baker Tilly US, LLP as Paramount Gold Nevada Corp’s independent registered public accounting firm for the year ending June 30, 2026, to approve, on an advisory basis, the compensation paid to its Named Executive Officers, to vote on the frequency of future Say on Pay, and approval to the amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan.

The Board of Directors of Paramount Gold Nevada Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Paramount Gold Nevada Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” all directors, "FOR" the ratification of the appointment of Baker Tilly US, LLP, “FOR” Executive Compensation, "Three Years" for the frequency of future Say on Pay and "FOR" the approval to the amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan.

On behalf of the Board of Directors, the officers and employees of Paramount Gold Nevada Corp., I would like to take this opportunity to thank our stockholders for the confidence you place in us through your investment. We look forward to your attendance at the meeting.

Sincerely,

/s/ Rachel Goldman
Rachel Goldman CEO and Director

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(844) 488-2233

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2025 Annual General Meeting of Stockholders of Paramount Gold Nevada Corp. (the “Company”) will be held virtually via the Internet at https://meetnow.global/M7YC66P with no meeting password required at 11:00 a.m., eastern standard time, on Thursday, December 11, 2025 for the following purposes:

1.
To elect as directors the seven nominees named in the Proxy Statement to serve for the ensuing year and until their respective successors are duly elected and qualified;
2.
To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026;
3.
To vote on, an advisory basis, the compensation paid to Named Executive Officers;
4.
To vote on the frequency of future Say on Pay;
5.
To approve the amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan; and
6.
To transact such other business as may properly come before the meeting or any adjournment thereof.

These proposals are more fully described in the Proxy Statement following this Notice.

The Board of Directors recommends that you vote (i) FOR the election of all seven nominees to serve as directors of the Company; (ii) FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026; (iii) For compensation paid to our Named Executive Officers; (iv) Three Years for the frequency on future Say on Pay; and (v) For the approval to the amendment of the Company's 2016 Stock Incentive and Equity Compensation Plan. The Company is pleased, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), to furnish proxy materials over the Internet to our stockholders. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The Board of Directors has fixed the close of business on Thursday, October 16, 2025, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting. A list of the stockholders of record as of the close of business on Thursday, October 16, 2025, will be available for inspection by any of our stockholders for any purpose relevant to the Annual Meeting during normal business hours at our principal offices, 665 Anderson Street, Winnemucca, Nevada, 89445, beginning on the mail date, Thursday, October 30, 2025, and at the Annual Meeting.

Stockholders are cordially invited to attend the virtual Annual Meeting online via webcast. While you will not be able to attend the Annual Meeting at a physical location, we have designed the virtual Annual Meeting to ensure that our stockholders are given the same rights and opportunities to actively participate in the Annual Meeting as they would at an in-person meeting, using online tools to facilitate shareholder access and participation. Regardless of whether you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy to ensure that your shares are represented at the Annual Meeting. Stockholders of record at the close of business on the record date, whose shares are registered directly in their name, and not in the name of a broker or other nominee, may vote their shares online via webcast at the virtual Annual Meeting, even though they have sent in proxies.

By order of the Board of Directors,

/s/ Rachel Goldman
Rachel Goldman CEO and Director

Thursday, October 30, 2025

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet : www.proxyvote.com

Phone : 1-800-454-8683

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(844) 488-2233

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

Thursday, December 11, 2025

ABOUT THE MEETING

This proxy statement for Paramount Gold Nevada Corp. (“Paramount” or the “Company”) is furnished in connection with the solicitation by our Board of Directors of proxies of stockholders for shares to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via the Internet at https://meetnow.global/M7YC66P with no meeting password required, at 11:00 a.m., eastern standard time, on Thursday, December 11, 2025, and any and all adjournments or postponements thereof. Stockholders will require their control number to enter the meeting. This proxy statement and the accompanying proxy are first being made available to our stockholders on or about Thursday, October 30, 2025.

Important Notice Regarding the Internet Availability of Proxy Material – Our Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/PZG.

What is the date, time and place of the Annual Meeting?

Paramount’s 2025 Annual Stockholders Meeting will be held on Thursday, December 11, 2025, beginning at 11:00 a.m., eastern standard time, virtually via the Internet at https://meetnow.global/M7YC66P with no meeting password required. Stockholders will require their control number to enter the meeting.

Why is the Annual Meeting a virtual meeting?

We have determined that it is in the best interest of our stockholders, our Board, and our employees to conduct our Annual Meeting as a “virtual meeting” held online via live webcast. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate remotely from any location around the world. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of the Stockholders on the cover page of this proxy statement, consisting of: (1) the election of directors; (2) the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026; (3) the approval of executive compensation; (4) the frequency of future Say on Pay; (5) to approve the amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan; and (6) to address, any other matters that properly come before the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only our stockholders of record at the close of business on Thursday, October 16, 2025, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the Annual Meeting. As of the Record Date, there were 78,338,726 shares of common stock outstanding, all of which are entitled to be voted at the Annual Meeting.

A list of stockholders will be available at our headquarters at 665 Anderson Street, Winnemucca, Nevada, 89445, as of the mail date, Thursday, October 30, 2025, through to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

Why am I receiving these materials?

You are receiving these materials because, as of Thursday, October 16, 2025, the Record Date for the Annual Meeting, you owned shares of Paramount common stock. Paramount has made these materials available to you on the Internet or has delivered printed versions of these materials to you by mail, in connection with the Company’s Board of Directors’ solicitation of proxies for use at the annual meeting of stockholders to be held on Thursday, December 11, 2025, at 11:00 a.m. eastern standard time. These proxy materials give you information to determine how to vote in connection with the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on three proposals at the Annual Meeting:

•
The election to the Board of Directors the seven nominees named in this proxy statement (Proposal No. 1);
•
Ratification of the appointment of Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2026 (Proposal No. 2);
•
Approval, on an advisory basis, the compensation of Named Executive Officers (Proposal No. 3);
•
The frequency of future Say on Pay (Proposal No. 4); and
•
To approve the amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan (Proposal No. 5)

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•
“FOR” each of the nominees to the Board (Proposal No. 1);
•
“FOR” the ratification of the appointment of Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2025 (Proposal No. 2);
•
"FOR" the approval, on an advisory basis, the compensation paid to our Named Executive Officers (Proposal No. 3);
•
"THREE YEARS" for the frequency of future Say on Pay; and
•
"FOR" the approval of the amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan.

Where is Paramount’s head office? And what is Paramount’s main telephone number?

Our head office is located at 665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (844) 488-2233.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy material instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (“Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to expedite the stockholders’ receipt of proxy material, help lower the cost of the Annual Meeting and reduce the environmental impact of its annual meetings.

However, if a stockholder would prefer to receive printed proxy materials, the stockholder may follow the instructions included in the Notice.

How can I get electronic access to the proxy material?

The Notice will provide you with instructions regarding how to access the proxy materials on the Internet for the Annual Meeting. Also, the Notice will indicate how to instruct Paramount to send future proxy materials to you by email. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting of stockholders on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. Our Annual Report on Form 10-K accompanies the proxy materials but is not considered part of the proxy soliciting materials.

All proxy materials will be accessible at www.edocumentview.com/PZG and available on the Company’s website at www.paramountnevada.com.

Who is entitled to vote at the Annual Meeting?

For each matter, stockholders have one vote for each share of Company common stock held by such stockholder as of the Record Date (defined in the next sentence). Only stockholders of record as of the close of business on Thursday, October 16, 2025 (the “Record Date”) are entitled to receive notice of, to attend and to vote at the Meeting. As of the Record Date, there were 78,338,726 shares of Paramount’s common stock issued and outstanding.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder, you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the annual meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Paramount Gold Nevada Corp. holding along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Standard Time on December 9, 2025.

You will receive confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare at the following:

(i)	By email: Forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com; or

(ii)	By mail:
Computershare Paramount Gold Nevada Corp. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001 USA

How do I vote my shares if I am a stockholder of record?

There are four ways to vote:

•
Virtually during the Annual Meeting. If you are a stockholder of record, you may vote online via webcast at the virtual Annual Meeting by clicking ‘cast your vote’ and entering your control number.
•
Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the ballot.
•
By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number found on the ballot.
•
By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name as of the Record Date?

There are four ways to vote:

•
Virtually during the Annual Meeting. If you are a beneficial owner of stock held in street name and you wish to vote online via webcast at the virtual Meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•
Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the ballot.
•
By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number found on the ballot.
•
By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

What is the quorum requirement for the Annual Meeting?

One-third of the votes entitled to be cast on the matter by a voting group, represented virtually online or by proxy, constitutes a quorum of that voting group for the action on the matter, and abstentions and broker non-votes will be counted as present for purposes of establishing a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•
Are present and vote online via webcast at the virtual Annual Meeting; or
•
Have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All stock represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed at the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. A “broker non-vote” occurs when a nominee holding stock for a beneficial owner does not receive instructions with respect to the proposals from the beneficial owner.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you either indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and with respect to any other matters properly presented for a vote at the Annual Meeting as the proxy holders may determine in their discretion.

Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are not permitted to vote on these proposals. The absence of votes from brokers is referred to as broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Can I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•
You may send in another proxy with a later date;
•
You may notify Paramount in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at its corporate offices before the Annual Meeting, that you are revoking your proxy; or
•
You may vote online via webcast at the virtual Annual Meeting.

What happens if I do not vote?

The presence, virtually online or by proxy, of one-third of the votes entitled to be cast on the matter by a voting group is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not receive voting instructions on any proposal are not permitted to vote. They are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

If my stock is held in “street name” by my broker, will my broker vote my stock for me?

If a stockholder of records shares are held by a broker, bank or other nominee and the stockholder wishes to vote virtually at the Annual Meeting, the stockholder must contact his or her broker or bank and obtain from the record holder a “legal” proxy issued in the stockholder’s name. Brokers who hold shares in “street name” for clients no longer have the authority to vote on proposals without specific voting instructions from the beneficial owners. Any proxy submitted without a vote by brokers on these matters will be referred to as “broker non-votes.” Broker non-votes are counted solely for purposes of establishing a quorum at the Annual Meeting.

Who bears the cost of soliciting proxies?

Paramount may require the use of a proxy solicitation firm. Paramount would bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. Paramount estimates, if required, that the costs associated with solicitations of the proxies requested by this proxy statement would be approximately $15,000 plus out-of-pocket expenses.

In addition to soliciting proxies by mail, certain members of the Company’s directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Paramount?

Paramount filed its 2025 Annual Report on Form 10-K with the SEC on Thursday, September 25, 2025. That report, together with other corporate filings are available for your review on the Internet by visiting the Company website located at https://paramountnevada.com/PageBuilder/SEC-Filings or the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: Corporate Communications, Paramount Gold Nevada Corp. 665 Anderson Street, Winnemucca, Nevada, 89445, USA.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires Paramount to file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Paramount, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, Paramount’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Paramount’s filings with the applicable Canadian securities regulators are available for viewing on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the Section 16 Insiders’ representations to us, for the year ended June 30, 2025, our Section 16 Insiders complied with their respective filing requirements under Section 16(a) on a timely basis.

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•
Each stockholder known by us to beneficially own more than 5% of our common stock;
•
Each of our current directors;
•
Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and
•
All directors and executive officers as a group.

All information is as of the Record Date, except as otherwise noted.

Name of Beneficial Ownership	Amount and Nature of Beneficial Ownership (1)	Percent of Class (%)
FCMI Parent Co. (2)(3)(4)	9,692,310 (2)(3)(4)	12.4%
Seabridge Gold Inc.	3,638,413 (5)	4.7%
Rachel Goldman	1,124,250 (6)	1.4%
Carlo Buffone	882,000 (7)	1.1%
Rudi Fronk	382,183 (8)	0.5%
Eliseo Gonzalez-Urien	184,666 (9)	*
Christopher Reynolds	212,766 (10)	*
John Carden	201,666 (11)	*
Pierre Pelletier	176,666 (12)	*
Samantha Espley	200,000 (13)	*
All directors & executive officers as a group (8 persons)	3,364,197 (6)-(13)	4.3%

* Denotes ownership which is less than half a percent (0.5%) of the outstanding shares on Thursday, October 16, 2025 of 78,338,726.

(1)
In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each stockholder is based on 78,338,726 shares of common stock outstanding as of Thursday, October 16, 2025, plus any securities held by such stockholder exercisable for or convertible into common stock within 60 days after the date of this Proxy Statement.
(2)
Based on the information set forth on Form 4 filed with the SEC on June 18, 2025 by FCMI Parent Co. (“FCMI”). The address of FCMI is, 600 Bay Street, Suite 220, Toronto, Ontario, Canada M5J 2W4.
(3)
FCMI exercises control and direction over 9,692,310 shares of common stock (representing 12.42 % of the outstanding common stock as of Thursday, October 16, 2025, on an undiluted basis);
(4)
FCMI Financial Corp is a wholly owned subsidiary of FCMI.
(5)
Based on the information set forth on Form 4 filed with the SEC on June 23, 2025 by Seabridge Gold Inc. (“Seabridge”). Seabridge ownership consists of 3,638,413 shares held. The address of Seabridge Gold is 106 Front St. East, Toronto, Ontario,
(6)
Consists of (i) 663,000 shares of common stock; (ii) 100,000 options which have vested and are exercisable and (iii) 361,250 Restricted Stock Units.
(7)
Consists of (i) 523,250 shares of common stock; (ii) 100,000 options which have vested and are exercisable and (iii) 258,750 Restricted Stock Units.
(8)
Consists of (i) 382,183 shares of common stock.
(9)
Consists of (i) 148,000 shares held; (ii) 16,666 options which have vested and are exercisable; and (iii) 20,000 Restricted Stock Units.
(10)
Consists of (i) 176,100 shares held; (ii) 16,666 options which have vested and are exercisable; and (iii) 20,000 Restricted Stock Units.
(11)
Consists of (i) 165,000 shares held; (ii) 16,666 options which have vested and are exercisable; and (iii) 20,000 Restricted Stock Units.
(12)
Consists of (i) 140,000 shares held; (ii) 16,666 options which have vested and are exercisable; and (iii) 20,000 Restricted Stock Units.
(13)
Consists of (i) 130,000 shares held; (ii) 50,000 options which have vested and are exercisable; and (iii) 20,000 Restricted Stock Units.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, seven directors will be elected to serve a one-year term or until the next annual stockholders meeting or until such director's successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Board has nominated Rudi Fronk, Rachel Goldman, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier and Samantha Espley. All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable prior to the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Name	Age (1)	Position
Rudi Fronk	66	Chairman
Rachel Goldman	53	CEO and Director
Christopher Reynolds	61	Director
Eliseo Gonzalez-Urien	84	Director
John Carden	77	Director
Pierre Pelletier	56	Director
Samantha Espley	60	Director

(1)
As of November 1, 2025

Set forth below is certain information with respect to each director nominee:

Rudi Fronk

Mr. Fronk, a graduate of Columbia University from which he holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral Economics, has over 30 years of experience in the gold sector primarily as a senior officer and director of publicly traded gold exploration/development companies.

Mr. Fronk was appointed to Paramount’s Board of Directors in January 2017 and on October 11, 2019, was appointed by the Board of Directors as Chairman. In 1999, Mr. Fronk co-founded Seabridge Gold Inc. (“Seabridge Gold”), a US $2.2 billion market cap company with proven and probable gold reserves exceeding 50 million ounces and one of the world’s largest resource bases of gold and copper. He currently serves as Seabridge Gold’s Chairman and CEO, a position he has held since its inception.

Rachel Goldman

Ms. Goldman, appointed to Paramount's Board of Directors in 2020, has 20 years of experience in institutional sales, mining company financings and corporate transactions during her career while at several Canadian brokerage firms where she developed an extensive list of investor and mining company relationships. Prior to Paramount, Ms. Goldman was the Managing Director Institutional Equity Sales at Desjardins Securities from 2016 to 2019. Ms. Goldman holds a Bachelor of Commerce with a Major in Finance from Concordia University and serves as an independent director of Red Pine Exploration (TSXV: RPX), and the Denver Gold Group.

Christopher Reynolds

Mr. Reynolds has over 30 years of mineral industry and public accounting experience and has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from December 2009 through April 2015 when the merger with Coeur Mining, Inc. was completed. Since May 2011, he has been the Vice President Finance and Chief Financial Officer of Seabridge Gold, a TSX and NYSE listed corporation. From October 2007 to April 2011, he served as Vice President, Finance and Chief Financial Officer of Norsemont Mining Inc. and, prior to that, he served as Senior Vice President, CFO and Secretary of Southern Era Diamonds Inc. He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and Price Waterhouse, now PricewaterhouseCoopers. Mr. Reynolds served as a director of Arizona Star Resource Corp. Mr. Reynolds is a CPA, CGA and received a B.A. (Economics) from McGill University.

Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. since March 2009 through the merger with Coeur Mining, Inc. in April 2015. He also serves as a member of the board of directors of Seabridge Gold since January 2006 and as a consulting geologist for Seabridge Gold since March 2003.He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001 Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc. including senior vice president of the parent company and president of Placer Dome Exploration Inc. During this period, he was charged with responsibility for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, followed by post graduate studies in geology at the University of California, Berkley.

John Carden, Ph.D.

Dr. Carden has more than 40 years of experience in exploration management, teaching and research. He has been a director of Paramount since February 2015 and a director of Paramount Gold and Silver Corp. from September 2006 through the completion of the merger with Coeur Mining, Inc. in April 2015. Since 2001 he has been a geologic consultant and a director of a number of junior resource companies, each which were TSX Venture Exchange listed companies. Dr. Carden worked as a senior exploration geologist for Exxon Minerals, Atlas Precious Metals, Tenneco, and Echo Bay Mines and later was Director of U.S. Exploration from 1992 until 1998 for Echo Bay Mines. From 2008 to 2017, Dr. Carden has acted as a geologic consultant to Otis Gold Corp managing the Company’s exploration programs. He is a Licensed Professional Geologist in the State of Washington. Dr. Carden received his B.Sc. and M.Sc. in geology From Kent State University in Ohio, and his doctorate in geology from the Geophysical Institute at the University of Alaska in 1978.

Pierre Pelletier

Mr. Pelletier is an environmental engineer, with a Master of Business Administration from Queens University and has been a director of Paramount since September 2016. He has over 20 years of extensive international experience spanning the operational, technical, and financial aspects of the environmental consulting industry managing complex environmental and social impact projects. From 2012 through to the end of 2016, he served as managing director of Environmental Resources Management Canada Ltd., a leading global provider of environmental, health, safety, risk, and social consulting services with an emphasis on the mining and oil and gas sectors. Prior to that, from 1998 through 2009, Mr. Pelletier served as a Project Manager for Rescan Environmental Services Ltd. (“Rescan”), managing projects and technical development. In 2010, he became President and Chief Operating Officer for Rescan and remained in this role through 2012.

Samantha Espley

Ms. Espley is a director of Paramount since her appointment in July 2022. She is a visionary business executive and certified corporate director with decades of governance experience and leadership in the global mining industry with technical, operating, and corporate roles: Vale (1990-2020) including as a Corporate Director, Technology and Innovation, BESTECH (2020-2022) Vice- President of Mining, and Stantec (2022-Present) Senior Executive Advisor, Energy and Mines. She is a director of Northern Graphite Corporation (2024-Present), Eldorado Gold Corporation (2025-present) and the Canadian Mining Hall of Fame (2024-Present), and the past president of Canadian Institute of Mining, and a Fellow and President-Elect of the Canadian Academy of Engineering. She holds engineering degrees from University of Toronto (BASc) and Laurentian University (MASc,), is a licensed professional engineer.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for the election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast; broker non-votes are not treated as votes cast. As a result, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker, or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

PROPOSAL No. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2026, and is submitting this selection for ratification by our stockholders at the Annual Meeting. If our stockholders do not ratify the selection of Baker Tilly US, LLP, the Board will consider making a change of its auditors for the fiscal year ending June 30, 2027.

Fees Paid to Auditors

The following table sets forth the fees accrued or paid to Baker Tilly US, LLP (previously Moss Adams LLP) for the years ended June 30, 2025, and June 30, 2024.

	2025	2024
Audit Fees (1)	$309,320	$282,201
Audit - Related Fees (2)
Tax Fees (3)	$18,750	$9,500
All Other Fees
Total	$328,070	$291,701

(1)
Audit fees relate to professional services rendered in connection with the audit of the Paramount’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in Paramount’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.
(2)
Audit related fees comprise of fees for professional services that are reasonably related to the performance of the audit or review of Paramount’s financial statements not reported under the heading “Audit Fees”.
(3)
Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by Baker Tilly US, LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Baker Tilly US, LLP was compatible with the maintenance of its independence in the conduct of its auditing functions. The Audit Committee Charter authorizes the Audit Committee to appoint a subcommittee of one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegates) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote

To become effective, the proposal to ratify the appointment of Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2026, requires the affirmative vote of the majority of shares present virtually online or represented by proxy at the Annual Meeting and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL No. 2.

PROPOSAL No. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Board is submitting a “say on pay” proposal for stockholder consideration. While the vote on the compensation of our named executive officers is non-binding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results. We will take into account the outcome of the advisory vote and engage with our stockholders when considering future executive compensation arrangements. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and our Company’s and our stockholders’ interests. We believe our compensation program is strongly aligned with the long-term interests of our Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.

The compensation of the named executive officers is described in the “Executive Compensation” section in this proxy statement.

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation and Company performance for the years listed below. As a smaller reporting company, we are permitted and have elected to provide scaled pay versus performance disclosure.

The following table summarizes the total Compensation Actually Paid to our principal executive officer (“PEO”) and our non-PEO named executive officers (“Non-PEO NEOs”), versus the performance of the Company for the fiscal years ended June 30, 2025, 2024, and 2023. The amounts below shown for Compensation Actually Paid have been calculated in accordance with SEC rules, do not represent the value of cash and equity awards received by our PEO and Non-PEO NEOs during the years, and differ from compensation actually earned, realized or received by the individuals.

The calculation of Compensation Actually Paid begins with the information provided in the Summary Compensation Table for the individual in the section “Executive Compensation – Summary Compensation Table” and is adjusted as required by Item 402(v) of Regulation S-K, as noted in the footnotes below.

Fiscal Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(2)	Average Compensation Actually Paid to Non-PEOs ($)(2)(3)	Value of Initial $100 Investment Based on Total Shareholder Return ($)(4)	Net Income (Loss) ($)
2025	$391,332	$520,004	$317,092	$414,536	$116.10	$(9,050,423)
2024	$482,215	$734,207	$378,305	$547,388	$94.80	$(8,056,445)
2023	$266,959	$350,416	$246,740	$292,241	$86.30	$(6,450,531)

(1)
Rachel Goldman, served as our PEO for each of the fiscal years ended June 30, 2025, 2024 and 2023.
(2)
Our Non-PEO named executive officers include Carlo Buffone for the fiscal years ended June 30, 2025, 2024 and 2023 and Glen Van Treek for the fiscal years ended June 2024 and 2023.
(3)
No adjustments from SCT to CAP, stock option awards paid during the year vested immediately. No prior year adjustments.
(4)
The Total Shareholder Return is based upon the cumulative change in value of $100 invested on the last trading day as of the end of the year reported.

The table below shows the percentage changes in selected metrics from above.

Period	Compensation Actually Paid to PEO	Average Compensation Actually Paid to Non-PEO NEOs	Total Shareholder Return	Net Loss
2024 to 2025	-29%	-24%	Increased 22.47%	12%
2023 to 2024	81%	87%	Increased 9.85%	25%

Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. From 2023 through 2024, the compensation actually paid to our PEO increased 81% and the average compensation actually paid to the Non-PEO NEOs increased 87%, compared to a 25% increase in our net loss over the same time period. Net loss included in the Pay Versus Performance table is calculated in accordance with GAAP.

Total Shareholder Return. From 2023 to 2024, the total shareholder returns increased 9.85 % from $86.30 to $94.80.

Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. From 2024 through 2025, the compensation actually paid to our PEO decreased 52% and the average of the compensation actually paid to the Non-PEO NEOs decreased 24%, compared to a 12% increase in our net loss over the same time period. Net loss included in the Pay Versus Performance table is calculated in accordance with GAAP.

Total Shareholder Return. From 2024 to 2025, the total shareholder returns increased 22.47 % from $94.80 to $116.10.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders of Paramount Gold Nevada Corp. approve, on an advisory basis, the compensation paid to its named executive officers.”

As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.

Required Vote

The affirmative vote of the majority of the votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be required to approve the advisory resolution on executive compensation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL No. 3.

PROPOSAL No. 4: ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES TO APPROVE THE EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 4 above. By voting on Proposal 4, stockholders may indicate whether they would prefer a non-binding vote on named executive officer compensation once every: one, two or three years.

After considering the benefits and consequences of each alternative, our Board recommends that the advisory vote on the compensation of our named executive officers be submitted to stockholders every three years.

Our Board believes that holding an advisory vote on the compensation of our named executive officers every three years is the most appropriate policy at this time. While our executive compensation program is designed to align pay with performance, we believe a three-year frequency allows for a more meaningful and long-term evaluation of our compensation practices, avoiding an over reliance on short-term results that may be influenced by factors outside of management’s control, such as economic volatility or shifts in market conditions.

We believe a triennial vote also provides our Board and management with the time needed to thoughtfully evaluate stockholder feedback and, if appropriate, consider and implement changes to our compensation program. In many cases, any such changes would be prospective and not reflected until a later proxy cycle. A three-year cycle enables more informed decision-making and allows sufficient time for changes to take effect and be properly assessed.

Our Board values ongoing dialogue with stockholders and believes that a triennial vote will complement other opportunities for input, including votes on equity compensation plans and direct communications with the Company. We remain committed to maintaining transparency and accountability in our executive compensation practices.

Our Board believes that its recommendation is appropriate at this time. The stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years.

Required Vote

The frequency option receiving the affirmative vote of a majority of votes cast will be considered the frequency recommended by the Company’s stockholders for “say on pay” votes. If a frequency option does not receive the affirmative vote of a majority of votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders for “say on pay” votes. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Our Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if it is less than a majority, our Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on our Board or us, our Board may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or our Board.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE OF “THREE YEARS” AS THE PREFERRED FREQUENCY FOR FUTURE “SAY ON PAY” VOTES UNDER PROPOSAL No. 4.

PROPOSAL No. 5: APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2016 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

Amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan

At the Annual Meeting, stockholders will be asked to approve an amendment to the Paramount 2016 Stock Incentive and Equity Compensation Plan (as amended to date, the “2016 Plan”) as described below. The 2016 Plan was initially approved by the stockholders on December 14, 2016. Amendments to the 2016 Plan were approved on two occasions by the stockholders, on December 12, 2018,on December 9, 2021 and on December 13, 2023. The proposed amendment to the 2016 Plan (the “Amendment”), described below, was adopted by the Board on October 27, 2025, subject to stockholder approval. The persons named in the enclosed form of proxy intend to vote FOR the Amended 2016 Plan.

The proposed Amendment to the 2016 Plan would increase the maximum number of shares that may be issued pursuant to the 2016 Plan by an additional 2,000,000 shares, representing approximately 2.55 % of the issued and outstanding shares of common stock of the Company issued and outstanding on the Record Date. As of the Record Date, a total of 895,000 shares were subject to outstanding awards granted under the 2016 Plan, and there were 773,182 shares available for new award grants under the 2016 Plan before taking the proposed share increase into account.

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the 2016 Plan are an important attraction, retention and motivation tool for participants in the plan. The Board believes that the number of shares currently available for new award grants under the 2016 Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives and, accordingly, recommends the proposed Amendment.

If our stockholders do not approve the proposed Amendment of the 2016 Plan, the 2016 Plan will remain unchanged.

Material Features of the 2016 Plan, As Amended

The material features of the 2016 Plan, as proposed to be amended pursuant to the Amendment, are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2016 Plan, the full text of which is set forth as Exhibit 1 to this proxy statement.

Administration

The Amended 2016 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to determine, within the limits of the express provisions of the Amended 2016 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards or grants.

Types of Awards

Awards under the 2016 Plan may include restricted shares of common stock, registered shares of common stock, (if a registration statement has been filed) non-qualified stock options, incentive stock options (“ISOs”) restricted stock units (“RSUs”), and stock appreciation rights (“SARs”). Restricted Shares are shares of common stock issued to a recipient subject to such terms and conditions, including, without limitation, forfeiture and to such restrictions against sale, transfer or other disposition, as the Compensation Committee may determine at the time of issuance. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. A SAR is the right to receive cash, common stock or both based on the increase in the market value of the shares of common stock covered by such SAR from the initial date of the performance period for such SAR to the date of exercise. If the Compensation Committee elects to pay an amount to a participant in common stock, such common stock shall be valued at fair market value (as defined in the 2016 Plan) as the day of exercise of the SAR. We may only issue registered securities if the Company files a registration statement with the SEC.

The 2016 Plan provides that ISOs may be granted to a recipient during a calendar year only if the aggregate fair market value (determined as of the time an ISO is granted) of common stock with respect to which ISOs are exercisable for the first time by such recipient during any calendar year under the 2016 Plan and any other “incentive stock option plans” maintained by the Company does not exceed $100,000.

Eligible Recipients of Awards

The Compensation Committee may grant awards to any of the Company’s employees, to a member of the Board of Directors and to our consultants.

Restrictions on Awards to Insiders

No award under the 2016 Plan shall be granted if the aggregate number of shares of common stock (i) issued to Insiders (as that term is defined in the 2016 Plan) of the Company within any one year period, or (ii) issuable to Insiders at any time, under the 2016 Plan and any other security based compensation arrangement of the Company could exceed 10% of the Company’s shares of common stock issued and outstanding, on a non-diluted basis, at the time of the grant of the award.

Term of Options

The term of each stock option shall be fixed by the Compensation Committee provided that no stock option shall be exercisable more than five (5) years after the date the stock option is granted and provided further that no ISO granted to a ten percent stockholder shall be exercisable more than five (5) years after the date the option is granted.

Option Price

The option price per share of common stock purchasable under either an ISO or non-qualified stock option shall be determined by the Compensation Committee at the time of grant but shall not be less than 100% of the fair market value (as defined in the 2016 Plan) of one share of common stock at the time of the grant, provided that the exercise price of an ISO granted to an eligible employee who is a ten percent stockholder shall not be less than 110% of the fair market value of one share of common stock at the time of grant. Notwithstanding any other provision of the 2016 Plan to the contrary, all awards under the 2016 Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Code Section 409A.

Market Appreciation of Stock Appreciation Rights

The 2016 Plan provides for tandem and non-tandem stock appreciation rights. A tandem stock appreciation right shall mean the right to surrender to the Company all (or a portion) of a stock option in exchange for an amount in cash or stock equal to the excess of (i) the fair market value (as that term is defined in the 2016 Plan), on the date such stock option (or such portion thereof) is surrendered, of the common stock covered by such stock option (or such portion thereof), over (ii) the aggregate exercise price of such stock option (or such portion thereof). A non-tandem stock appreciation right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the fair market value of a share of common stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a stock option.

Stock Award Pricing

The Compensation Committee shall determine the price, if any, to be paid by the recipient of an award of restricted stock or registered stock under the 2016 Plan.

Assignability

No award granted pursuant to the 2016 Plan is transferable or assignable by its recipient other than by will or the laws of descent and distribution.

Shares Subject to the 2016 Plan, as Amended

An aggregate of 6,222,182 shares of common stock are reserved for issuance under the 2016 Plan, as amended, representing 7.94 % of the Company’s issued and outstanding shares of common stock as of our record date, Thursday, October 16, 2025. Shares of common stock to be delivered or purchased under the Amended 2016 Plan may be either authorized but unissued common stock or treasury shares.

Anti-Dilution Protection

In the event of any changes in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Board of Directors is empowered to make such equitable adjustments with respect to awards or any provisions of the 2016 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2016 Plan or in the number of shares of common stock subject to an outstanding award.

Merger, Consolidation, Reorganization, Liquidation, Etc.

If the Company becomes a party to any corporate merger, consolidation, major acquisition of property for stock, reorganization, or liquidation, the Board of Directors is authorized under the 2016 Plan to make such arrangements it deems advisable with respect to outstanding awards, which shall be binding upon the recipients of such awards, including, but not limited to, the substitution of new awards for any awards then outstanding, the assumption of any such awards, and the termination of or payment for such awards.

Market Value Restrictions

The amounts of certain awards are based on the fair market value of a share of common stock at a specified point in time. The exercise price per share of common stock under each non-qualified stock option or ISO granted under the 2016 Plan, which is paid to the Company at the time of the exercise, shall be determined by the Compensation Committee, but may not be less than the fair market value of such common stock on the date of grant of such option. “Fair market value” of a share of common stock as of a given date is defined by the 2016 Plan to be as of any given date: (i) if the common stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the common stock on the trading market for the common stock, as selected by the Compensation Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the common stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the common stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations.

No Repricing

Except for adjustments made pursuant to the anti-dilution provisions of the 2016 Plan, or by reason of a merger, consolidation, major acquisition of property for stock, reorganization or liquidation, the exercise or purchase price under any outstanding award granted under the 2016 Plan may not be decreased after the date of grant, nor may any outstanding award granted under the 2016 Plan be surrendered to the Company as consideration for the grant of a new award with a lower exercise or purchase price in the absence of the approval of the holders of a majority of the shares of our common stock present in person or by proxy at a duly constituted meeting of our stockholders.

Termination of Employment

Generally, unless otherwise determined by the Compensation Committee at grant, if a participant is terminated for cause, any stock option held by such participant shall thereupon terminate and expire as of the date of termination. Unless otherwise determined by the Compensation Committee at grant, any stock option held by a participant:

(i) on death or termination of employment or consultancy by reason of disability or, with respect to a non-qualified stock option, retirement, may be exercised, to the extent exercisable at the participant’s death or termination, by the legal representative of the estate or participant as the case may be, at any time within a period of one (1) year from the date of such death, termination or retirement; or

(ii) on termination of employment or consultancy by involuntary termination without cause or for good reason or, with respect to an ISO, retirement, may be exercised, by the participant at any time within a period of ninety (90) days from the date of such termination; or

(iii) on termination of employment or consultancy by voluntary termination but without good reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for termination by the Company for cause, any stock option held by such participant may be exercised, to the extent exercisable at termination, by the participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such stock option.

Amendment to the 2016 Plan

The Board may at any time amend, in whole or in part, any or all of the provisions of the 2016 Plan or suspend or terminate the 2016 Plan entirely. Provided, however, that, unless otherwise required by law or specifically provided in the 2016 Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 of the 1934 Act or, if and to the extent required, under the applicable provisions of the Code, no amendment may be made which would, among other things: increase the aggregate number of shares of common stock that may be issued under the 2016 Plan; change the classification of participants eligible to receive awards under the 2016 Plan; decrease the minimum option price of any stock option; extend the maximum option period; change any rights under the 2016 Plan with regard to non-employee directors; or require stockholder approval in order for the 2016 Plan to continue to comply with the applicable provisions.

Awards to be Granted Under the 2016 Plan

The exact types and amounts of any awards to be made by the Compensation Committee to any eligible employee or non-employee director pursuant to the 2016 Plan are not presently determinable. As a result of the discretionary nature of the 2016 Plan, it is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2016 Plan.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and/or exercise of awards under the 2016 Plan are as described below. The following information is not a definitive explanation of the tax consequences of the awards, and recipients should consult with their own tax advisors with respect to the tax consequences inherent in the ownership and/or exercise of the awards, and the ownership and disposition of any underlying securities. Tax consequences will also vary depending upon the jurisdiction where the recipient of the award may reside.

Restricted Shares

A recipient will not be taxed at the date of an award of Restricted Shares, provided that the Restricted Shares are subject to substantial risk of forfeiture, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the recipient, within 30 days after transfer of such Shares to the recipient, elects under Section 83(b) of the Internal Revenue Code to include in income the fair market value of the Restricted Shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). Dividends received by a recipient during the restricted period will be taxable to the recipient at ordinary income tax rates and will be deductible by the Company, unless the recipient has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the recipient as dividends and will not be deductible by the Company.

Incentive Stock Options

A recipient who is granted an ISO will not recognize any taxable income for federal income tax purposes on either the grant or the exercise of the ISO. If the recipient disposes of the shares purchased pursuant to the ISO more than two years after the date of grant and more than one year after the transfer of the shares to him (the required statutory “holding period”), (a) the recipient will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued.

If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, or (ii) the gain on the sale. The Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the recipient. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss. Generally, if an ISO is not exercised within three months following a participant’s termination of employment, the ISO will be treated as a non-qualified stock option.

Ordinarily, the excess of the fair market value of the shares on the date of exercise over the option price is an alternative minimum tax addition. A corresponding alternative minimum tax subtraction is allowed in the year in which the shares are disposed. See “Alternative Minimum Tax,” below.

Non-qualified Stock Options

The recipient of a non-qualified stock option under the 2016 Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the recipient will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient. Upon disposition of the shares purchased pursuant to the stock option, the recipient will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the recipient as ordinary income.

Stock Appreciation Rights

A recipient who is granted stock appreciation rights will not recognize any taxable income on the receipt of the SARs. Upon the exercise of an SAR, (a) the recipient will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of our common stock from the date of grant of the SAR to the date of exercise) and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the recipient.

Tandem Stock Appreciation Rights

Stock Appreciation Rights may be granted in conjunction with all or part of any stock option (a “Reference Stock Option”) granted under the 2016 Plan (“Tandem Stock Appreciation Rights”). In the case of a non-qualified stock option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Compensation Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

Upon the exercise of a Tandem Stock Appreciation Right, a participant shall be entitled to receive up to, but no more than, an amount in cash and/or shares of common stock equal in value to the excess of the fair market value of one Common Share over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Compensation Committee having the right to determine the form of payment.

Non-Tandem Stock Appreciation Rights

Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the 2016 Plan (“Non-Tandem Stock Appreciation Rights”). The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Compensation Committee but shall not be greater than ten (10) years after the date the right is granted.

Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. Subject to such terms and conditions, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

Upon the exercise of a Non-Tandem Stock Appreciation Right, a participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or shares of common stock equal in value to the excess of the fair market value of one share of common stock on the date the right is exercised over the fair market value of one (1) Common Share on the date the right was awarded to the participant.

Restricted Stock Units

The federal income tax consequences with respect to RSU's depend on the facts and circumstances of each award, including the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If the RSU granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the in an amount equal to the fair market value of the stock at the time of grant, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If an RSU is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Alternative Minimum Tax

In addition to the federal income tax consequences described above, a recipient may be subject to the alternative minimum tax (“AMT”), which is payable only to the extent it exceeds the recipient’s regular tax liability. The AMT is assessed on the recipient’s alternative minimum taxable income in excess of an exemption amount that varies by filing status. For purposes of computing the AMT, the alternative minimum taxable income is equal to taxable income (1) increased by tax preference items and (2) increased or reduced by certain AMT “adjustments.” Federal law currently provides for a minimum tax credit that may be applied against the recipient’s regular tax liability in years following a year in which the recipient is subject to AMT. The minimum tax credit is limited to the excess, if any, of the regular tax over the tentative AMT for the year. Any credit not used because of the limitation may be carried forward indefinitely.

Section 409A

Notwithstanding any contrary provisions in the 2016 Plan, each provision in the 2016 Plan that otherwise relates to non-qualified deferred compensation benefits will be interpreted to permit the deferral of compensation and the payment of deferred amounts in accordance with Section 409A of the Internal Revenue Code of 1986, to the extent applicable.

Required Vote

To become effective, the proposal to ratify the Amendment to the Company’s 2016 Stock Incentive and Equity Compensation Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2016 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

UNDER PROPOSAL NO. 5

BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE

Our Board of Directors currently consists of seven directors, they are: Rachel Goldman, Rudi Fronk, Dr. John Carden, Eliseo Gonzalez-Urien, Christopher Reynolds, Pierre Pelletier and Samantha Espley. The rules of the NYSE American require that a majority of our directors be independent directors. The Board has determined that Dr. Carden and Messrs. Fronk, Gonzalez-Urien, Reynolds, and Pelletier and Ms. Espley are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”) and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE American. Mr. Reynolds is considered a “financial expert”.

During our last fiscal year, our Board met a total of five times. Each of our directors attended no less than 75% of our director meetings and no less than 75% of any committee meetings on which they serve.

An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the board of directors of the Corporation or a duly authorized committee thereof. Except as otherwise required by law, special meetings of stockholders of the Company for any purpose(s) may be called at any time only by or at the direction of (a) the board of directors of the Company, (b) the chairman of the board of directors or (c) two or more directors.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend, and historically more than a majority have done so either in person or made themselves available by webcast or telephone.

Board Leadership Structure

The Board of Directors separates the roles of Chairman of the Board and Chief Executive Officer. Currently, Rudi Fronk is our acting non-Executive Chairman and Rachel Goldman is our Chief Executive Officer. Each year, our Corporate Governance and Nominating Committee assesses these roles and the board leadership structure to ensure the interests of Paramount, and its stockholders are best served.

Committees of the Board

The Board has five standing committees: an Audit Committee; a Compensation Committee; a Corporate Governance and Nominating Committee; an Independent Committee; a Technical Committee; and a Search Committee. A minimum of three directors serve on each committee. Current membership on the various committees is as follows:

•
Compensation Committee: Rudi Fronk (Chair), Eliseo Gonzalez-Urien and Dr. John Carden;
•
Corporate Governance and Nominating Committee: Dr. John Carden (Chair), Rudi Fronk, Christopher Reynolds, Eliseo Gonzalez-Urien, Pierre Pelletier and Samantha Espley;
•
Audit Committee: Christopher Reynolds (Chair), Dr. John Carden, and Pierre Pelletier;
•
Independent Committee: Dr. John Carden (Chair), Pierre Pelletier and Samantha Espley;
•
Technical Committee: Pierre Pelletier (Chair), Eliseo Gonzalez Urien and Samantha Espley; and
•
Search Committee: Rudi Fronk (Chair), Christopher Reynolds; and Dr. John Carden.

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below. Our Audit Committee met four times during the last fiscal year. Our Corporate Governance and Nominating Committee and our Compensation Committee both met once during the fiscal year ended June 30, 2025. Our Independent and Technical Committees did not meet during the fiscal year ended June 30, 2025.

Copies of the charters for the Audit Committee, Corporate Governance and Nominating Committee, Technical Committee and the Compensation Committee are available on Paramount’s website located at www.paramountnevada.com.

The primary purpose of the Compensation Committee is to review, on an annual basis or as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and audits of the financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The Corporate Governance and Nominating Committee is comprised of all the independent board members. The committee focuses on a wide array of responsibilities including, but not limited to the following: to determine criteria for selecting new directors; identify or seek out individuals qualified to become directors; consider nominations of director candidates validly made by stockholders; review and make recommendations to the Board concerning qualification, appointment and removal of committee members; review and make recommendations to the Board concerning any amendments to the Company’s corporate governance documents; and to review and make recommendations to the Board concerning corporate governance issues, issues of broad social significance and responsible conduct.

The primary purpose of the Independent Committee is to approve the terms and pricing of potential financings including associated documents.

The Technical Committee’s primary purpose is to meet with management to discuss areas of focus, processes and programs, for the betterment of project development.

The Compensation Committee

The Compensation Committee is comprised of three independent directors, currently consisting of Messrs. Fronk (Chair), Gonzalez-Urien, and Dr. Carden.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•
evaluating the performance of and establishing compensation for Paramount’s President and Chief Executive Officer;
•
establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;
•
making recommendations to the Board with respect to approval and adoption of all cash and equity-based incentive plans; and
•
approving awards of options, restricted shares, restricted share units and other equity rights to executive officers.

The Compensation Committee’s further responsibilities are discussed more fully in its charter.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with management. Based on this review and these discussions, the Compensation Committee recommended to the Board that the section entitled “Executive Compensation” be included in this Proxy Statement and incorporated by reference into Paramount’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

Submitted by the Compensation Committee of the Board,

Rudi Fronk, Chair

Eliseo Gonzalez-Urien

Dr. John Carden

The Audit Committee

The Audit Committee currently consists of Messrs. Reynolds (Chair), Pelletier, and Dr. John Carden. The Board has determined that each member of the Audit Committee is independent under NYSE American rules and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that Mr. Reynolds is the “audit committee financial expert” within the meaning of applicable SEC regulations. During our last fiscal year, our Audit Committee met a total of four times.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications an independence of Paramount’s independent auditor and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•
acting as the direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;
•
appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;
•
pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and
•
acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter. In accordance with the rules of the NYSE American, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Audit Committee Report

Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the Listing Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held four meetings in fiscal 2025. A copy of the charter is available on the Company’s website at www.paramountnevada.com by choosing the “Corporate” link then clicking on the “Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the June 30, 2025, audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2025 filed with the SEC on Thursday, September 25, 2025.

The Audit Committee also has appointed, subject to stockholder ratification, Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal 2026.

Respectfully submitted,
THE AUDIT COMMITTEE
Christopher Reynolds, Chairman
John Carden
Pierre Pelletier

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Dr. Carden (Chair), Messrs. Fronk, Gonzalez-Urien, Reynolds, Pelletier and Ms. Espley. All members of the Committee are independent directors. During our last fiscal year, the committee met once.

The Corporate Governance and Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board and further assists the Board by regularly assessing and making recommendations to improve the Company’s governance practices.

The Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Committee, including director candidates submitted by Paramount’s stockholders.

The Corporate Governance and Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year. The members of the Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing other relevant information. Candidates whose evaluations are favorable are then chosen by a majority of the members of the Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the Annual Meeting.

To date, our Corporate Governance and Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as a director, the Corporate Governance and Nominating Committee considers a number of factors, including the following:

•
personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;
•
reputation in a particular field or area of expertise;
•
current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;
•
the ability and willingness to participate fully in board activities, including attendance at, and active participation in, meetings of the Board and its committees;

•
the skills and personality of the nominee and how the Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;
•
the willingness to represent the best interests of all of Paramount’s stockholders and not just one constituency; and the diversity of viewpoints, background and experience, compared to those of existing directors and other nominees.

The Independent Committee

The Independent Committee of the Board of Directors currently consists of three members, they are: Dr. Carden (Chair), Mr. Pelletier and Ms. Espley.

The committee, on behalf of the Board, is authorized to negotiate and approve the terms associated with offerings including all associated documents. The committee may authorize an officer to execute and deliver transaction documents that the committee deems such terms and provisions necessary or desirable.

In addition, the Independent Committee is authorized to consider, and if deemed advisable, to approve the participation in the offering of any related party to the Company, including any officer, director or significant stockholder.

The Technical Committee

The Technical Committee of the Board of Directors currently consists of three members, they are: Messrs. Pelletier (Chair), Gonzalez-Urien; and Ms. Espley.

The committee, on behalf of the Board is to have periodic discussions with management related to the areas of focus related to process, programs, including environmental, social and those related to project development. The committee is to ensure that management is taking appropriate measures to achieve compliance with appropriate laws and legislation, and to ensure that principal risks and opportunities related to the area of focus are identified. The committee is to ensure that management has the proper resources allocated to address these risks and opportunities. The committee is to provide advice, counsel and recommendations to management as the committee deems appropriate.

Related Person Transaction Policies and Procedures

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related party transactions, including the Sarbanes-Oxley Act of 2002. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Our Audit Committee has been charged with responsibility for approving all related party transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter. In considering related party transactions, the Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself from the deliberations and approval.

During the fiscal year ended June 30, 2025, independent directors as a group, were compensated $152,000 (2024 - $136,583) for their services as directors of the Company’s Board. During the year ended June 30, 2025, the Company recorded non-cash transactions to recognize stock-based compensation for directors in the amount of $168,848 versus the prior year ended June 30, 2024 whereby $63,006 was recorded for stock-based compensation.

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information as of Thursday, October 16, 2025, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance under our 2015 Plan and 2016 Plan.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options and RSU's	Weighted average exercise price per share of outstanding options and RSU's	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,555,000	$1.08	866,000
Equity compensation plans not approved by security holders	—	$—	—
TOTAL	1,555,000		866,000

As of the Record Date, Thursday, October 16, 2025, 845,000 restricted share units (“RSUs”) were outstanding, and 710,000 stock options were outstanding under our Equity Incentive Plans to acquire 1,555,000 shares of common stock.

EXECUTIVE COMPENSATION

The Summary Compensation Table summarizes the total compensation of our named executive officers (“NEOs”) for the fiscal year ended June 30, 2025, and the prior two fiscal years to the extent required under the SEC rules.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation on Earnings	All Other Compensation	Total
Rachel Goldman	2025	$240,000	$60,000	$91,332	$—	—	—	—	$391,332
Chief Executive Officer	2024	$227,500	$172,000	$82,715	$—	—	—	—	$482,215
	2023	$206,959	$—	$60,000	$—	—	—	—	$266,959
Carlo Buffone	2025	$210,000	$37,000	$70,092	$—	—	—	—	$317,092
Chief Financial Officer	2024	$203,750	$70,000	$57,085	$—	—	—	—	$330,835
	2023	$200,000	$—	$30,000	$—	—	—	—	$230,000
Glen Van Treek	2025	—	—	—	—	—	—	—	—
Chief Operating Officer	2024	$215,625	$140,250	$69,900	$—	—	—	—	$425,775
	2023	$203,479	$—	$60,000	$—	—	—	—	$263,479

(1)
The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 5 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on Thursday, September 25, 2025. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Narrative to Summary Compensation Table

Executive Employment Arrangements

On August 10, 2016, we amended the employment agreement with Mr. Buffone. On February 6, 2020, we entered into an employment agreement with Ms. Goldman. In January 2024 the Board approved salary increases for Ms. Goldman and Mr. Buffone whereby amended contracts were executed.

For a description of the terms and conditions of the employment agreements, please see the section entitled “Employment Agreements” below.

2025 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component reflecting the executive’s skill set, experience, role and responsibilities.

2025 Bonuses

In February 2025, the Board of Directors approved short term incentive bonuses at their target for each of the Company’s executives. Ms. Goldman and Mr. Buffone in the amounts of $120,000 and $74,000 respectively, all of which were paid half in cash and half in the form of RSU's. In addition, each NEO was granted 100,000 RSU's for short term incentive above target.

Equity Based Compensation

On June 16, 2015, we adopted the 2015 Stock Incentive and Equity Compensation Plan (the “2015 Plan”). On December 14, 2016, stockholders ratified the 2016 Stock Incentive and Equity Compensation Plan (the “2016 Plan”). The Board adopted three amendments to the 2016 Plan to increase the number of shares available: the first on October 17, 2018, approved by stockholders on December 12, 2018; the second on October 20, 2021, approved by stockholders on December 9, 2021; the third on October 24, 2023, approved by stockholders on December 12, 2023; and the fourth on October 27, 2025, subject to stockholders approval on Thursday, December 11, 2025.

The purpose of the 2015 Plan and the 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

Types of Awards

The 2015 Plan and the 2016 Plan authorize a broad range of awards, including:

•
stock options;
•
stock appreciation rights (“SARs”);
•
restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;
•
restricted stock units (“RSUs”); and
•
other awards based on common stock.

Employment Agreements

On August 10, 2016, we entered into amended employment agreement (collectively, the “Employment Agreements”) with Mr. Buffone. In February 2020 we entered into an employment agreement with Ms. Rachel Goldman. In January 2024, on the recommendation of the compensation committee, the Board approved salary increases for all named Executives. These changes became effective as of January 26, 2024 and amended contracts were executed. The material terms of such agreements are summarized below:

Base Salary, Annual Bonus and Equity Compensation

The Employment Agreements provide Ms. Goldman and Mr. Buffone with annual base salaries of $240,000 and $210,000 respectively. Each executive is entitled to participate in the Company’s benefit plans, and paid vacation in accordance with Company policies. The Employment Agreements also provide that each executive shall be granted cash performance bonuses and equity incentives on a periodic basis at the discretion of the Board of Directors.

Termination by the Company Other Than for Just Cause, Disability or Death and Termination by the Employee for Good Reason

The Employment Agreements for Ms. Goldman and Mr. Buffone provide for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

Good reason shall include, without limitation, the occurrence of the following: (a) a material change (other than those that are clearly consistent with a promotion) in the executive’s position or duties, responsibilities, title or office; (b) a reduction by the Company of the executive’s salary; (c) any material breach by the Company of any provision of the employment agreement.

Termination for Just Cause and Termination by the Executive Other Than Good Reason

The Employment Agreements provide if employment of the executive is terminated by the Company for just cause or is terminated by the executive other than for good reason, the Company shall pay to the executive any earned but unpaid annual salary and the Company shall have no further obligation to the executive.

Change of Control

The Employment Agreements for Ms. Goldman and Mr. Buffone provide for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreements also provide, immediately prior to the control change, the Company may pay an additional discretionary bonus to the executives. The additional discretionary bonus may be any amount and shall be determined by the Board of Directors in their sole and absolute discretion.

Outstanding Equity Awards at Fiscal Year-End June 30, 2025

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Units That Have Not Vested
Rachel Goldman	100,000	50,000	(1)	—	$1.12	12/17/25	50,000	(2)	$30,650
							50,000	(3)	$30,650
							88,750	(4)	$54,404
							88,750	(5)	$54,404
							88,750	(6)	$54,404
							88,750	(7)	$54,404
Carlo Buffone	100,000	50,000	(1)	—	$1.12	12/17/25	50,000	(2)	$30,650
							25,000	(3)	$15,325
							61,250	(4)	$37,546
							61,250	(5)	$37,546
							61,250	(6)	$37,546
							61,250	(7)	$37,546

1)
The stock options vest and become exercisable upon receipt of final permits for Grassy Mountain.
2)
RSUs vest provided the Company receives draft permits from the State of Oregon for the Grassy Mountain Project.
3)
RSU’s vest on completion of a drill program at Bald Peak
4)
RSU grant vest provided the PZG share price outperforms the average share price performance of the 13 identified peer group companies by 10% over the 12-month period from date of RSU grant
5)
RSU grant vests provided the PZG share price outperforms the average share price of the 13 peer group companies over the second year from the date of the RSU grant
6)
RSU grant vest upon delivery of the Consolidated Permit Package from DOGAMI for Grassy Mountain
7)
RSU grant vests 4 years after the grant date, provided the executive is still an employee of the Company

DIRECTOR COMPENSATION

Cash Compensation

Each year, an independent director is eligible to receive a cash retainer of $20,000 for serving on our Board of Directors. The chairperson of the audit committee receives a $7,000 cash retainer in addition their director cash compensation and the chairpersons of the technical, and corporate governance and nominating committees each receive a $5,000 cash retainer in addition to their director cash compensation. The Chairman of our Board of Directors receives an annual cash retainer of $40,000.

Equity Compensation

Directors are eligible to receive equity compensation as determined by the Compensation Committee from the 2015 Plan and the 2016 Plan. The purpose of the 2015 Plan and the 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

In 2025, each non-chair, non-employee director was granted 75,000 stock awards pursuant to and part of the Company’s board renumeration plan. The shares vested immediately.

The following table provides information concerning compensation for our non-employee directors for fiscal 2025. Information about Ms. Goldman’s compensation for fiscal 2025 is provided with that of the other NEO’s in the above Executive Compensation section and accompanying tables.

Name	Fees Earned or paid in cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Non-qualified deferred compensation	All other compensation	Total
Christopher Reynolds	$27,000	$26,550	$—	$—	$—	$—	$53,550
Eliseo Gonzalez-Urien	$20,000	$26,550	$—	$—	$—	$—	$46,550
John Carden	$25,000	$26,550	$—	$—	$—	$—	$51,550
Pierre Pelletier	$20,000	$26,550	$—	$—	$—	$—	$46,550
Rudi Fronk	$40,000	$—	$—	$—	$—	$—	$40,000
Samantha Espley	$20,000	$26,550	$—	$—	$—	$—	$46,550

(1)
The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 5 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on Thursday, September 25, 2025. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Outstanding Equity Awards at Fiscal Year-End June 30, 2025

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Units That Have Not Vested
John Carden	16,666	8,334	—	$1.12	12/17/25	20,000	(1)	$8,000
Eliseo Gonzalez-Urien	16,666	8,334	—	$1.12	12/17/25	20,000	(1)	$8,000
Christopher Reynolds	16,666	8,334	—	$1.12	12/17/25	20,000	(1)	$8,000
Pierre Pelletier	16,666	8,334	—	$1.12	12/17/25	20,000	(1)	$8,000
Samantha Espley	50,000	—	—	$0.60	06/01/27	20,000	(1)	$8,000

(1)
RSU’s vest on January 26, 2026

CORPORATE GOVERNANCE

Directors’ Independence

Our Board currently consists of seven directors. They are Rudi Fronk, Rachel Goldman, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier and Samantha Espley. The rules of the NYSE American require that a majority of our directors be independent directors. The Board has determined that Dr. Carden and Messrs. Fronk, Gonzalez-Urien, Pelletier, and Reynolds, and Ms. Espley are independent directors having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and pursuant to the “independent director” definition in Section 803A of the rules of the NYSE American. Mr. Reynolds is considered a “financial expert.”

The Board’s Role in Succession Planning

Except as otherwise provided in the Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors shall consist of at least three (3) individuals and not more than fifteen (15) individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time as provided in, and in accordance with, the Articles of Incorporation. Each director shall hold office until his or her successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors (or, to the extent permitted under the Articles of Incorporation, the stockholders) to fill vacancies or the right of the stockholders to remove directors, each as provided in the Articles of Incorporation or the Amended and Restated Bylaws (the “Bylaws”).

Code of Conduct

The Board has adopted a Code of Ethics (the “Code”) that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.paramountnevada.com.

Compensation Committee Interlocks and Insider Participation

Messrs. Fronk (Chair), Gonzalez-Urien, and Dr. Carden serve as members of our Compensation Committee. None of the members of the Compensation Committee is a current or former officer or employee of Paramount, nor did any Compensation Committee member engage in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to: Board of Directors, c/o Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445. Attn: Corporate Secretary. If you wish to communicate with a specific director, the communication should be sent to the indicated address with the name of the director appearing on the front cover of your communication.

STOCKHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder in each case pursuant to Section 2.12, the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (Thursday, December 12, 2024); provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws) of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to the attention of our Corporate Secretary by mail to Paramount Gold Nevada Corp., 665 Anderson Street, Winnemucca, Nevada, 89445.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 665 Anderson Street, Winnemucca, Nevada 89445 from any person solicited herein, we will provide, at no cost, a copy of our fiscal 2025 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS to the ANNUAL Meeting

The Annual Meeting of Stockholders will be held virtually via the Internet at https://meetnow.global/M7YC66P on Thursday, December 11, 2025 at 11:00 AM eastern standard time. Stockholders will not require a password and only require their control number to join the meeting.

Exhibit 1

PARAMOUNT GOLD NEVADA CORP.
2016 STOCK INCENTIVE AND EQUITY COMPENSATION PLAN

As amended on October 27, 2025

ARTICLE I

PURPOSE

The purpose of this Paramount Gold Nevada Corp. 2016 Stock Incentive and Compensation Plan, as amended (the “Plan”), is to enhance the profitability and value of Paramount Gold Nevada Corp. (the “Company”) for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its Affiliates stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and consultants in order to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees or consultants and the Company’s stockholders and (ii) to offer equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1.
“Affiliate” shall mean, other than the Company, each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; and (iv) any other entity, approved by the Committee as an “Affiliate” under the Plan, in which the Company has a material equity interest.
2.2.
“Award” shall mean any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Units. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
2.3.
“Black-out Period” means any black-out period imposed by the Company that restricts the purchase and sale of the Company’s securities by designated persons for a period of time; for greater certainty a “Black-out Period” includes any quarterly or special black-out period imposed by the Company but excludes any cease trade order imposed against the Company or an Insider.
2.4.
“Board” shall mean the Board of Directors of the Company.
2.5.
“Cause” shall mean, with respect to a Participant’s Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions “cause” on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, Cause shall mean an act or failure to act that constitutes “cause” for removal of a director under applicable state corporate law.

2.6.
“Change in Control” shall have the meaning set forth in Article X.
2.7.
“Code” shall mean the Internal Revenue Code as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury regulation thereunder.
2.8.
“Committee” shall mean a committee of the Board that may be appointed from time to time by the Board. To the extent determined appropriate by the Board, or to the extent required under Rule 16b-3, such committee shall consist of not less than two non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance with the requirements of Rule 16b-3 shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to the application of the Plan to non-employee directors, Committee shall mean the Board.
2.9.
“Common Stock” shall mean the Company’s common stock, $0.001 par value per share, of the Company.
2.10.
“Company” shall mean Paramount Gold Nevada Corp., a Nevada corporation.
2.11.
“Consultant” shall mean any advisor or consultant to the Company or an Affiliate who is eligible pursuant to Article V to be granted Awards under this Plan.
2.12.
“Disability” shall mean total and permanent disability, as defined in Section 22(e)(3) of the Code.
2.13.
“Eligible Employees” shall mean the employees, non-employee directors or Consultants of the Company and its Affiliates who are eligible pursuant to Article V to be granted Awards under this Plan. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employees shall mean the employees of the Company, its Subsidiaries and their Parents who are eligible pursuant to Article V to be granted Incentive Stock Options under the Plan and shall not mean non-employee directors or Consultants.
2.14.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.15.
“Fair Market Value” for purposes of this Plan, shall be determined in good faith by the Committee in accordance with the provisions of Treasury Regulation 1.409A-1(b)(5)(iv)(A) and shall mean, as of any given date: (i) if the Common Stock is listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the closing price of the Common Stock on the trading market for the Common Stock, as selected by the Committee, on the trading date preceding the given date, as reported by the exchange or Nasdaq, as the case may be, (ii) if the Common Stock is not listed on a national securities exchange, foreign stock exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith, taking into account such facts and circumstances deemed to be material by the Committee to the value of the Common Stock. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted or, in the case of a Stock Appreciation Right, the date a notice of exercise is received by the Committee or, if the sale of Common Stock shall not have been reported or quoted on such date, the first day prior thereto on which the sale of Common Stock was reported or quoted. If the Fair Market Value is determined by a closing price on a foreign stock exchange that reports in a currency other than US dollars, the Fair Market Value shall be converted into US dollars at the most recently published applicable noon exchange rate of the Federal Reserve Bank of New York at the time of the conversion.
2.16.
“Good Reason” with respect to a Participant’s Termination of Employment or Termination of Consultancy shall mean (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “Good Reason” (or words of like import)), or where “Good Reason” is not otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to “good reason,” as the Committee, in its sole discretion, decides to treat as a Good Reason termination, or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions “good reason” on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.
2.17.
“Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.18.
“Insider” means an individual who is, on the relevant date, an officer, director or more than ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.19.
“Limited Stock Appreciation Right” shall mean an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 8.5 of this Plan.

2.19A “Net Exercise” shall mean a method for settling Stock Options whereby, instead of receiving a payment or tender by the Participant to cover the exercise price of the Stock Option, the Company issues to the Participant the net shares of Common Stock representing the difference between the aggregate Fair Market Value of the shares of Common Stock covered by the Stock Option and the aggregate exercise price of the Stock Option.

2.20.
“Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.
2.21.
“Non-Tandem Stock Appreciation Right” shall mean a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.
2.22.
“Parent” shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.23.
“Participant” shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees of, and Consultants to, the Company and its Affiliates and non-employee directors of the Company.
2.24.
“Restricted Stock” shall mean an award of shares of Common Stock, which may be registered securities, under the Plan that is subject to restrictions under Article VII.
2.25.
“Restricted Stock Units” shall mean an award of units under the Plan that is subject to restrictions under Article VII.
2.26.
“Restriction Period” shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock or Restricted Stock Units, as applicable, for Eligible Employees.
2.27.
“Retirement” with respect to a Participant’s Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause from the Company by a Participant who has attained (i) at least age eighty (80). With respect to a Participant’s Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age eighty (80).
2.28.
“Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.
2.29.
“Specified Employee” shall mean, with respect to the Company or any of its Subsidiaries, and determined as of the date of an individual’s separation from service from the Company (1) any officer during the prior twelve (12) month period with annual compensation in excess of $170,000 (as adjusted from time to time under the Code), (2) a 5-percent owner of the Company’s outstanding equity stock during the prior twelve (12) month period or (3) a 1-percent owner of the Company’s outstanding equity stock during the prior (12) month period with annual compensation in excess of $150,000, provided that the Company or any of its Subsidiaries is publicly-traded within the meaning of Code Section 409A on the date of determination.
2.30.
“Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VIII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, other than on surrender of a Stock Option.
2.31.
“Stock Option” or “Option” shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI.
2.32.
“Subsidiary” shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.
2.33.
“Ten Percent Stockholder” shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries and/or its Parents in the manner provided under Section 422 of the Code.
2.34.
“Termination of Consultancy” shall mean, with respect to an individual, that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.
2.35.
“Termination of Directorship” shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.
2.36.
“Termination of Employment,” except as provided in the next sentence, shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant. The Committee may otherwise define Termination of Employment in the Option grant or, if no rights of the Participant are reduced, may otherwise define Termination of Employment thereafter, including, but not limited to, defining Termination of Employment with regard to entities controlling, under common control with or controlled by the Company rather than just the Company and its Affiliates and/or entities that provide substantial services to the Company or its Affiliates to which the Participant has transferred directly from the Company or its Affiliates at the request of the Company.
2.37.
“Transfer” or “Transferred” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

ARTICLE III

ADMINISTRATION

3.1.
THE COMMITTEE. The Plan shall be administered and interpreted by the Committee or if no Committee, by the Board of Directors.
3.2.
AWARDS. The Committee shall have full authority to:
(a)
to select the Eligible Employees and Consultants to whom Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units may from time to time be granted hereunder;

(b)
to determine whether and to what extent Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or any combination thereof are to be granted hereunder to one or more Eligible Employees or Consultants;
(c)
to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant granted hereunder;
(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)
to modify, extend or renew a Stock Option, subject to Article XI hereof, provided, however, that if a Stock Option is modified, extended or renewed and thereby deemed to be the issuance of a new Stock Option under the Code or the applicable accounting rules, the exercise price of such Stock Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;
(f)
to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right;
(g)
to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and
(h)
to grant Awards under the Plan as a conversion from, and replacement of, comparable stock options, stock appreciation rights, restricted stock or restricted stock units held by employees of another entity who become Eligible Employees of, or Consultants to, the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that replacement Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including, without limitation that Non-Qualified Stock Options shall be granted in lieu of Incentive Stock Options.
3.3.
GUIDELINES. Subject to the terms and conditions of the Plan, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the taxes of countries other than the United States to comply with applicable tax and securities laws. If or to the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4.
DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it.

3.5.
RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.
3.6.
PROCEDURES. If the Committee is appointed, the Board may designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the bylaws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the bylaws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.7.
DESIGNATION OF CONSULTANTS--LIABILITY.
(a)
The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.
(b)
The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan.

To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and bylaws of the Company and to the extent not covered by insurance, each employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or bylaws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV

SHARE AND OTHER LIMITATIONS

4.1.
SHARES.
(a)
GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which other Awards may be granted shall not exceed 6,222,182 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.

Subject to adjustment as provided in Section 4.2, in no event shall more than an aggregate of 6,222,182 shares of Common Stock be issued pursuant to the exercise of Incentive Stock Options granted under the Plan, including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Sections 421, 422 and 423 of the Code.

If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Options, the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a Tandem Stock

Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. In determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of Awards under this Plan.

In the event Awards are granted to employees or Consultants pursuant to Section 3.2(h), the aggregate number of shares of Common Stock available under the Plan for Awards other than Incentive Stock Options shall be increased by the number of shares of Common Stock which may be issued or used for reference with respect to those Awards granted pursuant to Section 3.2(h). The maximum number of shares of Common Stock which may be issued under this Plan with respect to Incentive Stock Options shall not be increased (subject to any increase or decrease pursuant to Section 4.2).

Notwithstanding anything else contained herein to the contrary, the Committee shall be prohibited from granting any Award if the aggregate number of shares of Common Stock (i) issued to Insiders of the Company within any one year period, or (ii) issuable to Insiders at any time, under this Plan and any other security based compensation arrangement of the Company, could exceed 10% of the Company’s shares of Common Stock issued and outstanding, on a non-diluted basis, at the time of the grant of the Award.

4.2.
CHANGES.
(a)
The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.
(b)
In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company’s capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.
(c)
Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.
(d)
In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.
(e)
If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

ARTICLE V

ELIGIBILITY

5.1.
All employees, non-employee directors, and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, subject to any filing requirements, under this Plan. All employees of the Company, its Subsidiaries and its Parents are also eligible to be granted Incentive Stock Options under the Plan. Eligibility under this Plan shall be determined by the Committee.

ARTICLE VI

STOCK OPTION GRANTS

6.1.
OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.
6.2.
GRANTS. The Committee shall have the authority to grant to any Eligible Employee, who is not a non-employee director or Consultant, one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). The Committee shall have the authority to grant to any non-employee director or Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) or to any Consultant shall be a Non-Qualified Stock Option.
6.3.
TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, shall be subject to Section 3.2 hereof and the other provisions of this Plan, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)
OPTION PRICE. The option price per share of Common Stock purchasable under either an Incentive Stock Option or Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of one share of Common Stock at the time of grant, provided that the exercise price of an Incentive Stock Option granted to an Eligible Employee who is a Ten Percent Shareholder and who is not a non-employee director or Consultant shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value, or 110% of the Fair Market Value as the case may be, of the Common Stock at the time of such modification, extension or renewal.
(b)
OPTION TERM. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than five (5) years after the date the Option is granted, and provided further that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable more than five (5) years after the date the Option is granted. If any Stock Options are set to expire during any Black-out Period which would prohibit the option holder from exercising the Stock Option during that Black-out Period, then in that event the option term shall be extended for an additional ten (10) business days beyond the end of any Black-out Period to permit the option holder to exercise the Stock Option (the “Black-out

Expiration Term”). The Black-out Expiration Term is fixed and shall not be subject to the discretion of the Board of Directors or the Committee.
(c)
EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)
METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. At or after grant, payment in full or in part may be made at the election of the optionee as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a “cashless exercise” procedure whereby the Participant delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, (iii) in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (iv) in the form of Restricted Stock; provided, however, that in each case, such payment is equivalent to on the Fair Market Value of the Common Stock on the payment date as determined by the Committee (without regard to any forfeiture restrictions applicable to such Restricted Stock). No shares of Common Stock shall be issued until full payment, (and if payment is by installments all payments have been received), as provided herein, therefor has been made or provided for. If payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, during the remainder of the Restriction Period, applicable to the Restricted Stock surrendered therefor.
(e)
INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f)
BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
(g)
FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised.
(h)
DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee.

6.4.
TERMINATION OF EMPLOYMENT. The following rules apply with regard to Options upon the Termination of Employment or Termination of Consultancy of a Participant:
(a)
TERMINATION BY REASON OF DEATH. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.
(b)
TERMINATION BY REASON OF DISABILITY. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination, by the Participant (or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.
(c)
TERMINATION BY REASON OF RETIREMENT. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of Retirement, any Non-Qualified Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Non-Qualified Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Non-Qualified Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant’s estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Non-Qualified Stock Option. Any Incentive Stock Option may be exercised as provided in Section 6.4(f) below.
(d)
INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant’s Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.
(e)
TERMINATION WITHOUT GOOD REASON. If a Participant’s Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.
(f)
OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above or due to Retirement in the case of Incentive Stock Options, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

ARTICLE VII

STOCK AWARDS

7.1.
STOCK AWARDS. Shares of Restricted Stock or Restricted Stock Units may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock or Restricted Stock Units will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
7.2.
AWARDS AND CERTIFICATES. The prospective Participant selected to receive an Award of Restricted Stock or Restricted Stock Units shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the applicable agreement evidencing the Award (the “Stock Award Agreement” or “Restricted Stock Award Agreement,” as applicable) to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)
PURCHASE PRICE. The purchase price of Restricted Stock shall be fixed by the Committee.
(b)
ACCEPTANCE. Awards of Restricted Stock or Restricted Stock Units must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Stock Award Agreement or Restricted Stock Unit Award Agreement (as applicable) and by paying whatever price (if any) the Committee has designated thereunder.
(c)
LEGEND. If the Company should issue to a Plan Participant restricted shares of common stock, the Company may place an appropriate restrictive legend on the Shares so issued.
(d)
CUSTODY. The Committee may require that any stock certificates evidencing restricted shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award. The Committee shall maintain a bookkeeping ledger account that reflects the number of Restricted Stock Units credited under the Plan for the benefit of a Participant.
7.3.
RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article IX and the following restrictions and conditions:
(a)
RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the “Restriction Period”) commencing with the date of such Award, as set forth in the Stock Award Agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, or other criteria determined by the Committee, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Award of Restricted Stock.
(b)
RIGHTS AS STOCKHOLDER. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.
(c)
LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

(d)
TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK. Subject to the applicable provisions of the Stock Award Agreement and this Plan, upon a Participant’s Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
7.4.
RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK UNIT AWARDS. Restricted Stock Units awarded pursuant to this Plan shall be subject to Article IX and the following restrictions and conditions:
(a)
RESTRICTED STOCK UNIT AWARD. A Restricted Stock Unit Award shall be similar in nature to a Restricted Stock Award except that no Shares are actually issued or transferred to the Participant until a later date specified in the applicable Award Agreement. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share.
(b)
RESTRICTED STOCK UNIT AWARD AGREEMENT. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that contains any substantial risk of forfeiture, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.
(c)
DIVIDEND EQUIVALENTS. An Award Agreement for a Restricted Stock Unit Award may specify that the Participant shall be entitled to the payment of dividends under the Award. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.
(d)
FORM OF PAYMENT UNDER RESTRICTED STOCK UNIT AWARD. Payment under a Restricted Stock Unit Award shall be made in either cash or Shares, or any combination thereof, as specified in the applicable Award Agreement.
(e)
TIME OF PAYMENT UNDER RESTRICTED STOCK UNIT AWARD. A Participant’s payment under a Restricted Stock Unit Award shall be made at such time as specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (1) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the fiscal year in which the Restricted Stock Unit Award payment is no longer subject to a substantial risk of forfeiture or (2) at a time that is permissible under Section 409A.
(f)
NO RIGHTS AS SHAREHOLDER. Each recipient of a Restricted Stock Unit Award shall have no rights of a shareholder with respect to any Shares underlying such Restricted Stock Units until such date as the underlying Shares are issued.
(g)
TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR RESTRICTED STOCK UNITS. Subject to the applicable provisions of the Restricted Stock Unit Award Agreement and this Plan, upon a Participant’s Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock Units still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

8.1.
TANDEM STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

8.2.
TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article IX and the following:
(a)
TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(b)
EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VIII.
(c)
METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(d)
PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. If the Committee elects to pay such amount to a Participant in Common Stock, such Common Stock shall be valued at Fair Market Value on the day of exercise of the Tandem Stock Appreciation Right.
(e)
DEEMED EXERCISE OF REFERENCE STOCK OPTION. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.
8.3.
NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.
8.4.
TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article IX and the following:
(a)
TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.
(b)
EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c)
METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(d)
PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant. If the Committee elects to pay such amount to a Participant in Common Stock, such Common Stock shall be valued at Fair Market Value as the day of exercise of the Non-Tandem Stock Appreciation Right.
8.5.
LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon a Change in Control (to the extent provided in an Award agreement granting such Limited Stock Appreciation Rights) or the occurrence of such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.
8.6.
TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Appreciation Rights upon the Termination of Employment or Termination of Consultancy of a Participant:
(a)
TERMINATION BY DEATH. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of death, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.
(b)
TERMINATION BY REASON OF DISABILITY. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination, by the Participant (or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such Stock Appreciation Right, whichever period is the shorter.
(c)
TERMINATION BY REASON OF RETIREMENT. If a Participant’s Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination or until the expiration of the stated term of such right, whichever period is the shorter; provided, however, that, if the Participant dies within such one (1) year period, any unexercised Non-Tandem Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or if no rights of the Participant are reduced, thereafter) from the date of such death or until the expiration of the stated term of such right, whichever period is the shorter.
(d)
INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant’s Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Appreciation Right held by such participant, unless otherwise determined by the Committee at grant or if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination or until the expiration of the stated term of such right, whichever period is shorter.

(e)
TERMINATION WITHOUT GOOD REASON. If a Participant’s Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Appreciation Right held by such Participant, unless greater or lesser exercise rights are provided by the Committee at the time of grant or, if no rights of the participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Appreciation Right.
(f)
OTHER TERMINATION. Unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced thereafter, if a Participant’s Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Appreciation Right held by such Participant shall thereupon terminate or expire as of the date of termination, provided, that (unless the Committee determines a different period upon grant, or, if no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination as provided in subsection (e) above, within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Appreciation Right held by the Participant at the time of the occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

ARTICLE IX

NON-TRANSFERABILITY

Except as provided in the last sentence of this Article IX, no Stock Option or Stock Appreciation Right granted to an Employee or Consultant shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights granted to an Employee or Consultant shall be exercisable, during the Participant’s lifetime, only by the Participant. Tandem Stock Appreciation Rights shall be Transferable, to the extent permitted above, only with the underlying Stock Option. Shares of Restricted Stock or Restricted Stock Units under Article VII may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. All Stock Options granted to non-employee directors shall be Transferable solely to such non-employee director’s principal employer (other than the Company or an Affiliate) at the time of grant if the terms of such non-employee director’s employment so require. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option that is otherwise not transferable pursuant to this Article IX is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

10.1.
BENEFITS. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, each Participant shall have the following benefits:
(a)
Unless otherwise provided in the applicable award agreement, all outstanding Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 10.1, “Change in Control Price” shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

(b)
Unless otherwise provided in the applicable award agreement, the restrictions to which any shares of Restricted Stock or Restricted Stock Units of such Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.
(c)
Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award upon a Termination of Employment during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the “Pre-Change in Control Period” shall mean the one hundred eighty (180) day period prior to a Change in Control.
10.2.
CHANGE IN CONTROL. A “Change in Control” shall be deemed to have occurred:
(a)
upon any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);
(b)
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;
(c)
upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than forty percent (40%) of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or
(d)
upon the stockholder’s of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE XI

TERMINATION OR AMENDMENT OF THE PLAN

11.1.
TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise, without stockholder approval. By way of example and without limiting the generality of the foregoing, the Board of Directors reserves the right, without stockholder approval, to (i) make amendments of a clerical nature that clarify language or understanding of the terms of the Plan, (ii) amend the vesting provisions of a Stock Option or the Plan, (iii) amend the provisions with respect to termination or death of a Participant, including but not limited to the length of time to exercise a Stock Option upon termination or death, (iv) add a deferred or restricted share unit or any other provision which results in Participants receiving Common Stock while no cash consideration is received by the Company; (v) change the method of calculating a minimum exercise price per Common Stock for Stock Options under Section 6.3 of the Plan; and (vi) adjust accordingly the number of shares of Common Stock available under the Plan, the Common Stock subject to any Award and the exercise price of the Common Stock subject to Stock Options as a result of the events described in Section 4.2(b) of the Plan. Notwithstanding the foregoing:
(a)
unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and
(b)
stockholder approval shall be required, only if and to the extent required by the rules of a stock exchange on which the Company’s Common Stock is listed for trading, the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 422 of the Code, for an amendment which would (i) except as permitted in Section 4.1(a), increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) change the classification of employees, Consultants, directors and non-employee directors eligible to receive Awards under this Plan; (iii) decrease the minimum option price of any Stock Option; (iv) extend the maximum option period under Section 6.3; (v) change any rights under the Plan with regard to non-employee directors; or (vi) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3, any applicable state law, or, with regard to Incentive Stock Options, Section 422 of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XII

UNFUNDED PLAN

This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XIII

GENERAL PROVISIONS

13.1.
LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.2.
OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
13.3.
NO RIGHT TO EMPLOYMENT/DIRECTORSHIP. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time. Neither this Plan nor the grant of any Award hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.
13.4.
WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock Units or Restricted Stock, or upon making an election under Code

Section 83(b), a Participant shall pay all required withholding to the Company. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
13.5.
LISTING AND OTHER CONDITIONS. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
13.6.
GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the state of incorporation of the Company (regardless of the law that might otherwise govern under applicable principles of conflict of laws).
13.7.
CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, the Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3; however, noncompliance with Rule 16b-3 shall have no impact on the effectiveness of a Stock Option granted under the Plan.
13.8.
OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
13.9.
COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
13.10.
NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
13.11.
DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
13.12.
SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
13.13.
CODE SECTION 409A COMPLIANCE. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan that are subject to Code Section 409A shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Code Section 409A. Accordingly, Awards under this Plan that are subject to Code Section 409A shall comply with the following requirements, as applicable.
(a)
DISTRIBUTION TO SPECIFIED EMPLOYEES UPON SEPARATION FROM SERVICE. To the extent that payment under an Award which is subject to Code Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its Affiliate or Subsidiary, such payment shall be delayed until the first day of the seventh (7th) month following such Separation from Service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award document for the payment of interest at a rate set by the Committee for such six-month period. In the event that a payment under an Award is exempt from Code Section 409A, payment shall be made to a Specified Employee without any such six-month delay.
(b)
NO ACCELERATION OF PAYMENT. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award documents as of the date of grant.
(c)
SUBSEQUENT DELAY IN PAYMENT. To the extent that an Award is subject to Code Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award document as of the date of grant, unless the Committee or Participant, as the case may be, makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five (5) years.
13.14.
SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
13.15.
HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XIV

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

Paramount Gold Nevada Vote Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/PZG or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PZG 2025 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3, 3 YEARS on Proposal 4, and FOR Proposal 5. 1. Election of Directors: For Withhold For Withhold For Withhold 01 - Rudi Fronk 04 - Christopher Reynolds 07 - Samantha Espley 02 - Rachel Goldman 05 - Eliseo Gonzalez-Urien 03 - John Carden 06 - Pierre Pelletier For Against Abstain For Against Abstain For Against Abstain 3 YRS 2 YRS 1 YR Abstain 2. Vote on the ratification of Baker Tilly US, LLP as our Independent Registered Accountants 3. Advisory Vote on Executive Compensation (“Say on Pay”) 4. Frequency on Future Say on Pay 5. Approval to the amendment of the Company’s 2016 Stock Incentive and Equity Compensation Plan B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 046XPF.

The 2025 Annual Meeting of Stockholders of Paramount Gold Nevada Corp. will be held on Thursday, December 11, 2025 at 11:00 A.M. EST, virtually via the internet at https://meetnow.global/M7YC66P. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/PZG Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PZG IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PARAMOUNT GOLD NEVADA CORP. Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — DECEMBER 11, 2025 Rachel Goldman and Carlo Buffone, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Paramount Gold Nevada Corp. to be held on DECEMBER 11, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR items 2 and 3, 3 YEARS for item 4, and FOR item 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.